Exhibit 10.2

Sales Plan Modification No. 1

This Modification No. 1 (this “Modification”) to the Sales Plan, dated as of May 31, 2002 (the “Sales Plan”) is made as of November 12, 2002, between Richard A. Kay (“Seller”) and Goldman, Sachs & Co. (“Broker”).

WHEREAS, Legato Systems, Inc. (the “Issuer”) has requested that the Seller modify the third of three limit orders described on Annex A to the Sales Plan established to sell shares of common stock, par value $0.0001 per share (the “Stock”), of the Issuer in accordance with the requirements of Rule 10b5-1 as further set forth herein;

WHEREAS, the Issuer has confirmed that Seller is not aware of any material, nonpublic information with respect to the Issuer or any securities of the Issuer (including the Stock);

WHEREAS, the Seller desires to modify the third of three limit orders described on Annex A to the Sales Plan pursuant to the Issuer’s request;

NOW, THEREFORE, the Seller and Broker hereby agree as follows:

1.    Pursuant to paragraph 10 of the Sales Plan, under “shares to be sold” pursuant to the third limit order described on Annex A to the Sales Plan, the amount stated as [***] is hereby deleted and replaced with [***].

2.    This Modification to the Sales Plan shall become effective as of the date hereof. No sales shall be effected during the fourteen (14) days immediately following this Modification.

3.    Seller represents and warrants that, as of the date first set forth above, Seller is not aware of material, nonpublic information with respect to the Issuer or any securities of the Issuer (including the Stock) and is entering into this Modification in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1.

4.    The Sales Plan remains unchanged in all other respects. In the event of any conflict between the Sales Plan and this Modification, the latter shall govern.

5.    This Modification shall be governed by and construed in accordance with the laws of the State of Delaware and may be modified or amended only in the manner specified in the Sales Plan.

6.    This Modification may be executed in one or more counterparts (whether delivered by facsimile or otherwise), all of which shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[***]	Means that certain confidential information has been deleted from this document and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned have signed this Sales Plan as of the date first written above.

/s/ Richard A. Kay	Goldman, Sachs & Co.

Richard A. Kay	By:	/s/ Michael Dweck

	Name: Title:	Michael Dweck Managing Director